American Fidelity Assurance Company and American Fidelity Separate Account C (File No. 811-21313) hereby incorporate by reference the annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:       American Funds Insurance Series
Fund/Portfolio Name:  International Fund
File #: 811-03857
CIK#  0000729528
Accession:        0000051931-18-000265
Date of Filing:      02/28/18

Filer Entity:        BlackRock Variable Series Funds, Inc.
Fund/Portfolio Name:  Basic Value V.I. Fund
Fund/Portfolio Name:  BlackRock Advantage U.S. Total Market V.I. Fund
File #: 811-03290
CIK#:  0000355916
Accession #:        0001193125-18-62990
Date of Filing     02/28/18

Filer/Entity:      The Dreyfus Socially Responsible Growth Fund, Inc.
File #:          811-07044
CIK#           0000890064
Accession #:         0000890064-18-000001
Date of Filing:     02/14/18

Filer/Entity:      Dreyfus Stock Index Fund, Inc.
File #:          811-05719
CIK #:         0000846800
Accession #:      0000846800-18-000001
Date of Filing:        02/12/18

Filer/Entity:      Dreyfus Variable Investment Fund
Fund/Portfolio Name:   Opportunistic Small Cap Portfolio
File #:  811-05125
CIK#           0000813383
Accession #:      0000813383-18-000001
Date of Filing:     02/12/18

Filer/Entity:      Vanguard® Variable Insurance Fund
Fund/Portfolio Name:    Balanced Portfolio
Fund/Portfolio Name:   Capital Growth Portfolio
Fund/Portfolio Name:   Mid-Cap Index Portfolio
Fund/Portfolio Name:   Total Bond Market Index Portfolio
Fund/Portfolio Name:  Total Stock Market Index Portfolio
File #:  811-05962
CIK #:        0000857490
Accession #:     0000932471-18-005290
Date of Filing:      02/27/18

These annual reports are for the period ended December 31, 2017 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.